GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Service, Investor, Class R, Class R6, Class T and Class P Shares of the

Goldman Sachs Balanced Strategy Portfolio

Goldman Sachs Growth and Income Strategy Portfolio

Goldman Sachs Growth Strategy Portfolio

Goldman Sachs Equity Growth Strategy Portfolio

Goldman Sachs Satellite Strategies Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement dated February 19, 2019 to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”),

each dated April 30, 2018, as supplemented to date

Effective immediately, Raymond Chan will no longer serve as a portfolio manager for the Portfolios. In addition, effective immediately, Neill Nuttall will serve as a portfolio manager for the Portfolios. Christopher Lvoff will continue to serve as a portfolio manager for the Portfolios.

Accordingly, effective immediately, the Portfolios’ disclosures are modified as follows:

All references to Mr. Chan in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Summary—Portfolio Management” section of each Portfolio in the Prospectuses, as well as the “Portfolio Management” section in the Summary Prospectuses of each Portfolio:

Portfolio Managers: Neill Nuttall, Managing Director, has managed the Portfolio since 2019; and Christopher Lvoff, CFA, Managing Director, has managed the Portfolio since 2017.

The following row is added to the table in the “Global Portfolio Solutions (“GPS”) Group” subsection of the “Service Providers—Portfolio Managers” section of the Prospectuses:

Name and Title	Years Primarily Responsible	Five Year Employment History
Neill Nuttall Managing Director, Co-Chief Investment Officer	Since 2019	Mr. Nuttall is a Managing Director and the Co-Chief Investment Officer in the Global Portfolio Solutions (GPS) Group in GSAM. Prior to joining the firm in 2014, Mr. Nuttall worked for almost 30 years at JPMorgan Asset Management (“JPMAM”) and its heritage firms, including as Chief Investment Officer and Head of JPMAM’s Global Multi Asset Group starting in 2006.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

FFTBDSTK 02-19